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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



              Date of Report (Date of the earliest event reported)
                                 March 21, 2000


                       PLAY BY PLAY TOYS & NOVELTIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




      Texas                       0-26374                     74-2623760
 (State or other                (Commission                (I.R.S. Employer
 jurisdiction of                File Number)              Identification No.)
  incorporation
 or organization)


                                  4400 Tejasco
                            San Antonio, Texas 78218
              (Address of principal executive offices and zip code)


                                 (210) 829-4666
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

      Attached hereto as Exhibit 99.1 is a copy of the press release issued by the Company on March 21, 2000 relating to the Company securing a short term loan from the Company's Chairman and curing the default on senior debt and convertible debentures.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 (c)  Exhibits

   99.1 Press Release dated March 21, 2000 by Play By Play Toys & Novelties, Inc. regarding the Company securing a short term loan from the Company's Chairman and curing the default on senior debt and convertible debentures.

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                                INDEX TO EXHIBITS


NUMBER                         DESCRIPTION OF EXHIBITS
------     --------------------------------------------------------------------
 99.1* Press Release dated March 21, 2000 by Play By Play Toys & Novelties, Inc. regarding the Company securing a short term loan from the Company's Chairman and curing the default on senior debt and convertible debentures.

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* Included herewith

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 22nd day of March 2000.


                                       PLAY BY PLAY TOYS & NOVELTIES, INC.

                                       By: /s/ JOE M. GUERRA
                                               Joe M. Guerra
                                               CHIEF FINANCIAL OFFICER,
                                               SECRETARY AND TREASURER

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